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                                                                EXHIBIT 10(e)
                              SEVENTH AMENDMENT TO
                            MANVILLE PERSONAL INJURY
                           SETTLEMENT TRUST AGREEMENT


         SEVENTH AMENDMENT, dated as of September 22, 1994 (the "Seventh Amendment") to the Trust Agreement, dated as of November 28, 1988 by and among Johns-Manville Corporation, Manville Corporation (the "Company"), Manville Sales Corporation, Manville Canada Inc., Manville Investment Corporation, Ken-Caryl Ranch Corporation and SAL Contract & Supply, Inc. as Trustors (collectively, the "Trustors") and Donald M. Blinken, Daniel Fogel, Francis H. Hare, Jr., John C. Sawhill (the "Former Trustees") and Christian E. Markey, Jr., as trustees for the Manville Personal Injury Settlement Trust (the "Trust"), as amended by the First, Second and Third Amendments to the Trust Agreement dated as of February 14, 1989, November 15, 1990, and December 6, 1991, respectively between the Company, Mr. Markey and the Former Trustees, and as further amended by the Fourth, Fifth and Sixth Amendments to the Trust Agreement dated as of August 6, 1992, December 9, 1992, and November 5, 1993, respectively between the Company, Mr. Markey, Robert A. Falise, Louis Klein, Jr., and Frank J. Macchiarola, as trustees of the Trust (the Trust Agreement and all six prior Amendments being collectively referred to herein as the "Trust Agreement").

         WHEREAS, Section 6.03(a) of the Trust Agreement provides for the amendment of the Trust Agreement by the Company (as successor to the Trustors for such purpose) and the Trustees of the Trust after consultation with Selected Counsel for the Beneficiaries (as defined in Exhibit A to the Second Amended and Restated Plan of Reorganization of the Company and the other Debtors (as therein defined)); and

         WHEREAS, the Trustees of the Trust and the Company (as successor to the Trustors for this purpose pursuant to Section 6.03(a) of the Trust Agreement) wish to amend the Trust Agreement in the manner provided herein; and

         WHEREAS, the Selected Counsel for the Beneficiaries have been consulted and have given their concurrence with respect to the amendment to the Trust Agreement effectuated hereby.

         NOW, THEREFORE, the parties hereto agree to amend the Trust Agreement as follows:

         1. Section 4.03(i) of the Trust Agreement is hereby amended to read in its entirety as follows:
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         "(i) The Trust may acquire and hold any securities or instruments issued by the Company and/or its Subsidiaries without regard to the limitations set forth in Subsections (b) - (h) above, provided that in any Fiscal Year the Trust may not loan funds to the Company and/or its Subsidiaries if, immediately after making such loan, the aggregate amount of all such loans outstanding would then exceed the Annual Contingent Amount for the most recent Fiscal Year for which Annual Contingent Amount has been calculated (for the purposes of this Subsection (i), the Bond, the Second Bond and the Trust Note, and any securities of the Company or its Subsidiaries exchanged or otherwise substituted therefor, shall not be deemed to be loans to the Company and/or its Subsidiaries)."

         2. Except as specifically amended pursuant to Paragraph 1 above, the Trust Agreement shall remain in full force and effect and is ratified and confirmed in all respects.

         3. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         4. This Seventh Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Trust Agreement.

         5. If any term, provision, covenant or restriction of this Seventh Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Seventh Amendment, and of the Trust Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         6. The terms of this Seventh Amendment shall be effective as of the date first above written.

         IN WITNESS WHEREOF, the Company, as successor to the Trustors, has caused this Seventh Amendment to be executed by its duly authorized officer and attested by another duly


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authorized officer, and the Trustees of the Trust have executed this
Seventh Amendment, all as of the day and year first above written.

                                       MANVILLE CORPORATION

                                       By:  /s/ RICHARD B. VON WALD
                                           ------------------------------------
                                           Name:  Richard B. Von Wald
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

Attest:

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                                       TRUSTEES


                                       /s/ ROBERT A. FALISE          as Trustee
                                       ----------------------------
                                       Robert A. Falise


                                       /s/ CHARLES T. HAGEL          as Trustee
                                       ----------------------------
                                       Charles T. Hagel


                                       /s/ LOUIS KLEIN, JR.          as Trustee
                                       ----------------------------
                                       Louis Klein, Jr.


                                       /s/ FRANK J. MACCHIAROLA      as Trustee
                                       ----------------------------
                                       Frank J. Macchiarola


                                       /s/ CHRISTIAN E. MARKEY, JR.  as Trustee
                                       ----------------------------
                                       Christian E. Markey, Jr.





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